Exhibit 10.46
SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 15, 2024, is entered into by and among LINGO MANAGEMENT, LLC, a Delaware limited liability company (“Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, as successor-in-interest to Banc of California, N.A., as Administrative Agent, with reference to the following facts:
RECITALS

A.The Borrower, the Secured Guarantors, the Lenders, and Banc of California as Administrative Agent, are parties to a Credit Agreement dated as of August 16, 2022, as amended by that certain First Amendment to Credit Agreement and Joinder dated as of September 9, 2022, that certain Second Amendment to Credit Agreement and Joinder dated as of November 10, 2022, that certain Third Amendment to Credit Agreement dated as of March 2, 2023, that certain Fourth Amendment to Credit Agreement, dated as of November 6, 2023, and that certain Fifth Amendment to Credit Agreement, dated as of February 29, 2024 (the “Credit Agreement”).
B.The parties wish to amend the Credit Agreement to make certain modifications as set forth below.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Amendment to Section 1.01. The defined term “Permitted Distributions” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
“Permitted Distributions” means, the aggregate cash distributions or dividends by the Borrower to Parent and/or Ultimate Parent (a) constituting Permitted Tax Distributions after the Closing Date, and (b) that are not Permitted Tax Distributions and are otherwise made from time to time after Administrative Agent’s receipt of the annual audited financial statements required under Section 6.01(b) for the fiscal year ending December 31, 2023, in each case, subject to all of the following additional requirements:
(A)solely with respect to cash distributions or dividends described in clause (b) of this definition of “Permitted Distributions,” in no event shall (i) the aggregate amount of such distributions or dividends made exceed $10,000,000 in any fiscal year and (ii) the Loan Parties make any cash distributions or dividends to Parent and/or Ultimate Parent during the fiscal year ending December 31, 2024;
(B)the Borrower shall have delivered to Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (x) the audited financial statements required by Section 6.01(b) for Borrower’s immediately preceding fiscal year and (y) evidence that

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immediately before and after giving effect to such dividends or distributions (I) no Event of Default shall have occurred and be continuing at the time thereof or result therefrom, (II) the Loan Parties shall be in Pro Forma Compliance with each of the financial covenants set forth in Section 7.11, and (III) no Material Adverse Effect shall have occurred and be continuing at the time thereof or result therefrom; and
(C)the Loan Parties shall have aggregate balance sheet cash of at least $5,000,000.
3.Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted text is indicated by strikethrough formatting; added text is indicated in bold, italicized and underscored type):
(a) Ultimate Parent SEC Reporting. Ultimate Parent shall file with the SEC (i) annual reports on Form 10-K within 90 days after the end of each fiscal year of Ultimate Parent, (ii) quarterly reports on Form 10-Q within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Ultimate Parent or such later date as permitted under the Securities and Exchange Act of 1934 or the rules and regulations promulgated thereunder, and
(iii) any current reports on Form 8-K~~, in each case,~~ as and when required under the Securities Exchange Act of 1934, and in the case of this clause (iii) subject to permitted extensions.
4.Amendment to Section 11.01(e). Section 11.01(e) of the Credit Agreement is hereby amended and restated in its entirety so that it reads in full as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
“(e) change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any prepayment of the Term Loans from the application thereof set forth in the applicable provisions of Section 2.07(fg) in any manner that materially and adversely affects the Lenders without the written consent of the Required Lenders or (iii) 2.14(f) in a manner that would alter the pro rata application required thereby without the written consent of each Lender directly affected thereby;”.
5.Amendment Fee. On the date of this Amendment, Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders who have executed this Amendment, an amendment fee in the amount of $15,968.75 (“Amendment Fee”). The Amendment Fee shall be deemed fully earned and nonrefundable on the date of this Amendment.
6.Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Secured Guarantors, and the Lenders;
(ii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iii)Fees. The Administrative Agent shall have received payment from Borrower, for the benefit of the Lenders who have executed this Amendment, of the Amendment Fee required by Section 5 hereof;

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(iv)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof; and
(v)Representations and Warranties. The representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
7.Reaffirmation and Ratification. The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
8.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
9.Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which will be deemed to be an original, but all of which together will be deemed to be one and the same instrument. The exchange of copies of this Amendment and of executed signature pages by facsimile transmission or by electronic mail in “portable document format” (“.pdf”), or by a combination of such means, will constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of an original Amendment for all purposes. Banc of California may also execute this Amendment by electronic signature, whether digital or encrypted, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include DocuSign signature, faxed or emailed versions of an original signature or electronically scanned and transmitted versions of an original signature, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, and the parties hereto hereby waive any objection to the contrary.
10.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:    LINGO MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

SECURED GUARANTORS:    BULLSEYE TELECOM, LLC,
a Michigan limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO
BULLSEYE BUSINESS SOLUTIONS HOLDINGS, LLC,
a Michigan limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

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LINGO TELECOM, LLC,
a Texas limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO COMMUNICATIONS OF KENTUCKY, LLC
a Georgia limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

ADMlNISTRATIVE AGENT:    BANC OF CALIFORNIA

By: /s/ Carlos Ramos
Name: Carlos Ramos
Title: EVP, Regional Manager

    GRASSHOPPER BANK

By:     /s/ Barbara Flemming
Name:     Barbara Flemming
Title:     Head of Fund & Sponsor Banking

KEYBANK NATIONAL ASSOCIATION

By: /s/Paul T. Whalen
Name: Paul T. Whalen
Title: Senior Vice President

ACKNOWLEDGMENT OF PARENT AND ULTIMATE PARENT GUARANTORS

The undersigned (the "Parent and Ultimate Parent Guarantors") hereby acknowledge and agree to the attached Sixth Amendment to Credit Agreement (the "Sixth Amendment"). The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the "Guarantees"), and the Parent and Ultimate Parent Guarantors agree that their respective Guarantees are and shall remain in full force and effect notwithstanding the Sixth Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors' acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Sixth Amendment.

Dated: March 15, 2024    B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: COO

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By: /s/ Phillip Ahn
Name: Phillip Ahn
Title: CFO

ACKNOWLEDGMENT OF SUBORDINATE CREDITOR AND AMENDMENT OF SUBORDINATION AGREEMENT

The undersigned (individually and/or collectively, the “Subordinate Creditor”) hereby acknowledge and agree to the attached Sixth Amendment to Credit Agreement (the “Sixth Amendment”). The Subordinate Creditor acknowledges and reaffirms their obligations owing to the Senior Creditors under that certain Subordination Agreement, dated as of August 16, 2022 (the “Subordination Agreement”), and Subordinate Creditor agrees that the Subordination Agreement is and shall remain in full force and effect notwithstanding the Sixth Amendment. Although the Subordinate Creditor has been informed of the matters set forth herein and have acknowledged and agreed to the same, the Subordinate Creditor understands that neither the Administrative Agent nor any other Senior Creditor has any obligation to inform the Subordinate Creditor of such matters in the future nor any obligation to seek the Subordinate Creditor’s acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Subordinate Creditor and Amendment of Subordination Agreement shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Sixth Amendment and/or the Subordination Agreement, as applicable.
The Subordinate Creditor, the Loan Parties, and Administrative Agent hereby agree that Section 1 of the Subordination Agreement is hereby amended to amend and restate the definition of “Permitted Payments” therein to read in its entirety as follows (deleted text is indicated by ~~strikethrough~~ formatting; added text is indicated in bold, italicized and underscored type):
“Permitted Payments” means (a) AHYDO Catch-Up Payments, (b) repayments of interest and principal due under the Subordinate Creditor Agreement solely with the proceeds of Incremental Term Loans, and (c) regularly scheduled payments (but no prepayments) of interest and principal due under the Subordinate Credit Agreement (as in effect on the Closing Date); provided that:
(i)both immediately before and immediately after giving effect to such payments in clause (c) above, (a) no Senior Default shall have occurred and be continuing at the time of such payment or result therefrom, and (b) the Loan Parties shall be in Pro Forma Compliance with each of the financial covenants set forth in Section 7.11 of the Senior Credit Agreement, and (c) no Material Adverse Effect shall have occurred and be continuing at the time thereof or result therefrom; and
(ii)solely with respect to principal payments, (a) no such payments may be made (1) during the fiscal year ending December 31, 2024, or (2) before the Administrative Agent’s receipt of the annual audited financial statements required under Section 6.01(b) of the Senior Credit Agreement for the fiscal year ending December 31, 2023, and (b) the Loan Parties may make one principal payment each fiscal year (other than the fiscal year ending December 31, 2024, in which case no principal payments may be made in such fiscal year) in an aggregate amount that does not exceed 25% of the Consolidated Excess Cash Flow for the preceding fiscal year (based on the annual audited financial statements delivered under Section 6.01(b) of the Senior Credit Agreement for such prior fiscal year).

DocuSign Envelope ID: D9C2E937-369B-4BBE-9608-5B2B4C6645D9

SUBORDINATE CREDITOR:    B. RILEY COMMERCIAL CAPITAL LLC,
a Delaware limited liability company

By: /s/ Phillip Ahn
Name: Phillip Ahn
Title: CFO

B. RILEY SECURITIES, INC.,
a Delaware corporation

By: /s/ Michael McCoy
Name: Michael McCoy
Title: CFO

B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: COO

Subordination Agreement

LOAN PARTIES:    LINGO MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BULLSEYE TELECOM, LLC,
a Michigan limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BULLSEYE BUSINESS SOLUTIONS HOLDINGS, LLC,
a Michigan limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

Subordination Agreement

LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO TELECOM, LLC,
a Texas limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO COMMUNICATIONS OF KENTUCKY, LLC
a Georgia limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

Subordination Agreement

ADMlNISTRATIVE AGENT:    BANC OF CALIFORNIA

    By: /s/ Carlos Ramos
Name: Carlos Ramos
        Title: EVP, Regional Manager